THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C

Multi-Fund® 5

Supplement dated December 7, 2012 to the Prospectus dated May 1, 2012

This supplement provides an update to the proposed fund substitutions listed in your Multi-Fund® 5 prospectus.   It is for informational purposes and requires no action on your part.

We currently anticipate closing and replacing the following funds during the second quarter of 2013:

•	DWS Equity 500 Index VIP Portfolio with LVIP SSgA S&P 500 Index Fund
•	Neuberger Berman AMT Mid Cap Growth Portfolio with LVIP SSgA S&P 500 Index Fund

Please retain this supplement with your prospectus for future reference.